ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2019
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Letter to Shareholders

Dear Fellow Shareholders,
After the steep sell-off at the end of 2018, the stock market reversed course in the first quarter. The S&P 500 increased 13.7%, its highest first quarter return since 1998. Driven by a recovery in oil prices, the Energy sector outperformed the broader market. Our Fund generated a 14.5% return for the first quarter. These returns were supported by optimism about a U.S.-China trade agreement, combined with signals from the Federal Reserve that it does not plan to raise rates in 2019.
During the quarter we felt the disruption of the longest U.S. government shutdown ever, saw Britain’s plans to exit the European Union unravel, and a
“The Energy sector rebounded driven by a 32% increase in oil prices in the first quarter.”

second summit with North Korea abruptly end with little progress toward denuclearization. Even with this "wall of worry" as a backdrop, the market moved higher throughout the quarter, resulting in its highest quarterly return in a decade.
Ongoing concerns about the health of the global economy and the Fed's accommodating position combined to push long-term interest rates lower. This resulted in the U.S. Treasury yield curve inverting for the first time since 2007. An inverted yield curve occurs when short-term rates are higher than long-term rates and, in the past, has often been a precursor of an economic downturn. While this is one signal that the economic expansion may be nearing an end, there are several indicators that support continued growth, including a strong labor market, low levels of inflation, and renewed momentum in the housing market.
After global growth concerns prompted a sharp decline in oil prices during last year's fourth quarter, oil prices rallied in the first quarter. The price of crude oil (WTI) rose 32.4% to $60 a barrel in the first quarter, its strongest quarter since 2009. Signs of slowing supply growth in the U.S., combined with OPEC cuts of 1.2 million barrels per day and sanctions on Iran and Venezuela, drove the price of oil higher. Another data point that indicates a slower rate of supply growth going forward is that the number of oil rigs operating in the U.S., which had been rising since the summer of 2016, fell to its lowest point in almost a year.
The rebound in oil prices drove our Energy sector performance up 15.8% for the quarter. In fact, every industry group within Energy was positive. Our Storage & Transportation investments were our strongest performers, while our Exploration & Production (E&P) investments had lower returns.

Letter to Shareholders (continued)

The Storage & Transportation group was our largest overweight position within the Energy sector and increased 29.3%. Our holdings in Williams Companies and Kinder Morgan were standouts, increasing 32.1% and 31.5%, respectively. These integrated energy firms, which gather, process, and transport natural gas, began to realize the benefits of simplifying their business models and strengthening their balance sheets. In addition, capital spending on pipelines and other infrastructure projects has begun to taper off as they come online, which has led to higher free cash flow and increasing cash returns to shareholders.
Our Integrated Oil & Gas stocks increased 17.1% driven by strong returns from Exxon Mobil and Chevron. Exxon, after losing $71 billion in market capitalization in the fourth quarter as oil prices collapsed, recovered almost all of the value it lost. The company announced plans to ramp up capital investments, including expanding its presence in the Permian Basin. While this strategy runs counter to its peers, who are reducing capital spending, we believe that it should position the company for stronger returns over the long-term. Within Integrateds, we continue to evaluate the merits of adding to our international exposure.
Although our investments in the E&P industry group increased 12.1%, our returns were below our benchmark. During the quarter, companies with the most leverage to oil prices, which are typically lower quality and more volatile, generated the highest returns. Many of our holdings are concentrated in companies that own and operate high-quality assets and are less influenced by oil price changes. We continue to believe that E&Ps focused on maintaining capital discipline and generating free cash flow will realize superior returns over the long term.
After being down 11.8% in the fourth quarter of 2018, the Materials sector rebounded 10.2% in the first quarter driven by higher commodity prices. Expectations for a favorable trade deal, combined with recent economic stimulus in China, also contributed to performance. We added Vulcan Materials, a large supplier of road building materials, to our Fund during the quarter. We expect Vulcan to benefit from a strong public infrastructure outlook in its key markets of California and Texas.
For the three months ended March 31, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 14.5%. This compares to total returns of 15.2% for the Fund's benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight), and 12.7% for Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 15.8%.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2019, the Fund’s total return on NAV was -0.4%. Comparable returns for the Fund's benchmark and Lipper Global Natural Resources Funds Average were 1.0% and -6.8%, respectively. The Fund’s total return on market price was -1.5%.
During the quarter, the Fund paid distributions to shareholders of approximately $3.0 million, or $.10 per share, consisting entirely of net investment income realized and taxable in 2019. On April 16, 2019, an additional net investment income distribution of  $.10 per share was declared for payment on May 31, 2019. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.
The bull market reached its 10th year in March, and we are mindful of this as we manage our portfolio. We continue to search for investment opportunities that can outperform in volatile markets. We appreciate your trust in us and are focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 16, 2019

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2019	2018
At March 31:
Net asset value per share	$20.15	$21.66
Market price per share	$16.77	$18.24
Shares outstanding	29,534,199	28,994,104
Total net assets	$595,056,145	$627,901,744
Unrealized appreciation on investments	$93,235,590	$130,209,742

For the three months ended March 31:
Net investment income	$2,838,364	$2,745,480
Net realized gain (loss)	$(1,614,082)	$(7,592,595)
Total return (based on market price)	15.8%	-7.6%
Total return (based on net asset value)	14.5%	-6.4%

Key ratios:
Expenses to average net assets*	0.93%	0.86%
Net investment income to average net assets*	2.24%	1.70%
Portfolio turnover*	10.6%	42.7%
Net cash & short-term investments to net assets	0.8%	1.1%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2019
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$120,386,344	20.2%
Chevron Corporation	74,782,578	12.6
EOG Resources, Inc.	26,802,688	4.5
ConocoPhillips	25,241,068	4.2
Occidental Petroleum Corporation	24,441,040	4.1
DowDuPont Inc.	22,189,488	3.7
Marathon Petroleum Corporation	21,293,732	3.6
Kinder Morgan, Inc.	19,213,602	3.2
Schlumberger Limited	18,761,242	3.2
Phillips 66	16,024,249	2.7
	$369,136,031	62.0%

Schedule of Investments

March 31, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Energy — 80.0%
Equipment & Services — 6.4%
Baker Hughes, a GE company Class A	133,100	$3,689,532
Halliburton Company	277,870	8,141,591
Helmerich & Payne, Inc.	33,600	1,866,816
National Oilwell Varco, Inc.	109,000	2,903,760
Schlumberger Limited	430,600	18,761,242
TechnipFMC plc	115,100	2,707,152
		38,070,093
Exploration & Production — 24.5%
Anadarko Petroleum Corporation	188,200	8,559,336
Apache Corporation	107,300	3,719,018
Cabot Oil & Gas Corporation	113,400	2,959,740
Cheniere Energy, Inc. (b)	90,500	6,186,580
Cimarex Energy Company	26,900	1,880,310
Concho Resources Inc.	54,440	6,040,662
ConocoPhillips	378,200	25,241,068
Devon Energy Corporation	139,900	4,415,244
Diamondback Energy, Inc.	102,100	10,366,213
EOG Resources, Inc.	281,600	26,802,688
Hess Corporation	71,100	4,282,353
Marathon Oil Corporation	543,800	9,086,898
Noble Energy, Inc.	139,700	3,454,781
Occidental Petroleum Corporation	369,200	24,441,040
Pioneer Natural Resources Company	46,600	7,096,248
Whiting Petroleum Corporation (b)	50,675	1,324,645
		145,856,824
Integrated Oil & Gas — 33.8%
Chevron Corporation	607,100	74,782,578
Exxon Mobil Corporation	1,489,930	120,386,344
Total S.A. ADR	104,900	5,837,685
		201,006,607
Refining & Marketing — 8.4%
HollyFrontier Corporation	50,300	2,478,281
Marathon Petroleum Corporation	355,785	21,293,732
Phillips 66	168,375	16,024,249
Valero Energy Corporation	116,900	9,916,627
		49,712,889
Storage & Transportation — 6.9%
Kinder Morgan, Inc.	960,200	19,213,602
ONEOK, Inc.	114,000	7,961,760
Williams Companies, Inc.	488,000	14,015,360
		41,190,722

Schedule of Investments (continued)

March 31, 2019
(unaudited)
	Shares	Value (a)
Materials — 19.2%
Chemicals — 12.4%
Air Products and Chemicals, Inc.	69,800	$13,329,008
Albemarle Corporation	15,100	1,237,898
Celanese Corporation Class A	17,500	1,725,675
CF Industries Holdings, Inc.	26,200	1,071,056
DowDuPont Inc.	416,235	22,189,488
Eastman Chemical Company	55,200	4,188,576
Ecolab Inc.	33,900	5,984,706
FMC Corporation	16,300	1,252,166
International Flavors & Fragrances Inc.	10,400	1,339,416
Linde plc	79,100	13,916,063
LyondellBasell Industries N.V.	37,800	3,178,224
Mosaic Company	38,701	1,056,924
PPG Industries, Inc.	28,000	3,160,360
		73,629,560
Construction Materials — 2.9%
Martin Marietta Materials, Inc.	7,000	1,408,260
Sherwin-Williams Company	23,600	10,164,756
Vulcan Materials Company	50,400	5,967,360
		17,540,376
Containers & Packaging — 2.2%
Avery Dennison Corporation	12,800	1,446,400
Ball Corporation	104,700	6,057,942
International Paper Company	49,900	2,308,873
Packaging Corporation of America	11,700	1,162,746
Sealed Air Corporation	18,300	842,898
WestRock Company	30,600	1,173,510
		12,992,369
Metals & Mining — 1.7%
Freeport-McMoRan, Inc.	177,100	2,282,819
Newmont Mining Corporation	73,500	2,629,095
Nucor Corporation	90,500	5,280,675
		10,192,589
Total Common Stocks
(Cost $497,061,308)		590,192,029

Schedule of Investments (continued)

March 31, 2019
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.50% (c)	3,498,601	$3,500,000
Northern Institutional Treasury Portfolio, 2.32% (c)	775,777	775,777
Total Short-Term Investments
(Cost $4,275,777)		4,275,777
Total — 99.9%
(Cost $501,337,085)		594,467,806
Other Assets Less Liabilities — 0.1%		588,339
Net Assets — 100.0%		$595,056,145

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Anadarko Petroleum Corporation (33,300 shares)	4/16/2020	$1,476,745	$35,921	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (22,200 shares)	4/16/2020	(1,466,392)	—	(11,679)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	WestRock Company (79,900 shares)	4/29/2020	2,918,427	144,299	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (53,900 shares)	4/29/2020	(2,926,824)	—	(63,672)

Gross unrealized gain (loss) on open total return swap agreements					$180,220	$(75,351)
Net unrealized gain on open total return swap agreements (d)					$104,869

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

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Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com